SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                        ----------------------------------

                                  FORM 8-K/A

                                CURRENT REPORT
                               Amendment No. 1

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 23, 1997
                       -----------------------------------
                                 Date of report


                             PRIMEX TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Virginia                   0-28942                 06-1458069
    ---------------             ------------           ----------------
    (State or other             (Commission            (I.R.S. Employer
    jurisdiction of             File Number)            Identification
     organization)                                         Number)

          10101 Ninth Street North, St. Petersburg, FL 33716-3807
          -------------------------------------------------------
          (Address of principal executive offices)     (Zip code)

                              (813) 578-8100
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)


                               Page 1 of 2
                       Exhibit Index is on Page 2

               INFORMATION TO BE INCLUDED IN THE REPORT.

Item 5.  Other Events.

On December 31, 1996, Olin Corporation ("Olin") distributed to its common shareholders one share of common stock of Primex Technologies, Inc.'s ("Primex") for every ten shares of Olin common stock held as of the record date of December 19, 1996. Primex Technologies, Inc. began business as a separate entity on January 1, 1997. Primex stock certificates were mailed to shareholders commencing on January 6, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c)  Exhibits.

Exhibit
No.         Description

2 Distribution Agreement dated December 30, 1996, between Primex Technologies, Inc. and Olin Corporation.

3.1 Amended and Restated Articles of Incorporation of Primex Technologies, Inc. effective December 31, 1996.

3.2         By-laws of Primex Technologies, Inc. as amended December 31, 1996.

10.1 Distribution Agreement dated as of December 30, 1996 between Primex Technologies, Inc. and Olin Corporation. (filed as
            Exhibit 2 hereto).

10.2 Technology Transfer and License Agreement dated December 30, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.3 Tax Sharing Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.4 Powder Supply Requirements Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.5        Assignment of Ball Powder (R) Trademark to Primex and
            Limited License to Olin dated December 30, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.6 Assumption of Liabilities and Indemnity Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.7 Covenant Not To Compete Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.8 Assignment of Raufoss Agreements to Primex and Sublicense to Olin for Small Caliber Ammunition dated December 30, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.9        Form of Executive Agreement

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                       Exhibit Index is on Page 4

10.10 Credit Agreement dated as of December 23, 1996 among Primex Technologies, Inc., Olin Corporation, Morgan Guaranty Trust Co. of New York, as Agent, and various financial institutions.

10.11 Trade Name License Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.12 Transition Services Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PRIMEX TECHNOLOGIES, INC.

                                     By: George H. Pain
                                         ----------------------
                                         George H. Pain
                                         Title:  Vice President

Date:  January 23, 1997

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                          Exhibit Index is on Page 4.

                                EXHIBIT INDEX

Exhibit
No.         Exhibit
-------     -------

2 Distribution Agreement dated December 30, 1996, between Primex Technologies, Inc. and Olin Corporation.

3.1 Amended and Restated Articles of Incorporation of Primex Technologies, Inc. effective December 31, 1996.

3.2         By-laws of Primex Technologies, Inc. as amended December 31, 1996.

10.1 Distribution Agreement dated as of December 30, 1996 between Primex Technologies, Inc. and Olin Corporation. (filed as
            Exhibit 2 hereto).

10.2 Technology Transfer and License Agreement dated December 30, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.3 Tax Sharing Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.4 Powder Supply Requirements Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.5        Assignment of Ball Powder (R) Trademark to Primex and
            Limited License to Olin dated December 30, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.6 Assumption of Liabilities and Indemnity Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.7 Covenant Not To Compete Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.8 Assignment of Raufoss Agreements to Primex and Sublicense to Olin for Small Caliber Ammunition dated December 30, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.9        Form of Executive Agreement

10.10 Credit Agreement dated as of December 23, 1996 among Primex Technologies, Inc., Olin Corporation, Morgan Guaranty Trust Co. of New York, as Agent, and various financial institutions.

10.11 Trade Name License Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

10.12 Transition Services Agreement dated December 31, 1996 between Primex Technologies, Inc. and Olin Corporation.

                                  Page 4 of 4
                        Exhibit Index is on Page 4.